Exhibit 10.1

AMENDMENT TO RESTRICTED STOCK PURCHASE AGREEMENT

This Amendment, dated as of November 15, 2013(the “Amendment”), to that certain Restricted Stock Purchase Agreement, dated as of August 23, 2013, between RDA EQUITIES, LLC, a limited liability company formed in the Commonwealth of Puerto Rico (“RDA”), and the individual whose name appears on the Signature Page hereto (“Selling Stockholder,” and together with RDA, the “Parties,” and each, a “Party”).

WHEREAS, the Parties have entered into that certain Restricted Stock Purchase Agreement, dated as of August 23, 2013 (the “Existing Agreement”), pursuant to which RDA purchased restricted shares of common stock of Authentic Teas, Inc., a Nevada corporation (“AUTT”) from the Selling Stockholder;

WHEREAS, pursuant to Section 1.05 (“Retransfer Right”) of the Existing Agreement, the Parties agreed that if AUTT does not consummate the Merger and Acquisition on or prior to the 90th day following the Closing, RDA would promptly take certain actions to effectively reverse certain of the transactions under the Existing Agreement;

WHEREAS, on September 13, 2013, AUTT consummated the Merger by merging with and into MOJO Data Solutions, Inc., a Puerto Rico corporation and a wholly-owned subsidiary of AUTT (“MOJO”); and MOJO assumed the responsibilities of AUTT; and

WHEREAS, the Parties hereto desire to amend the Existing Agreement to extend the date by which MOJO is required to consummate the Acquisition from November 21, 2013 to January 31, 2014.

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.  Definitions. Capitalized terms used and not defined in this Amendment have the respective meanings assigned to them in the Existing Agreement.

2.  Amendment to the Existing Agreement. As of the Effective Date (defined below), Section 1.05 of the Existing Agreement is hereby amended to extend the date on or by which MOJO is required to consummate the Acquisition to January 31, 2014.

3. Date of Effectiveness; Limited Effect. This Amendment will be deemed effective as of the date first written above (the “Effective Date”). Except as expressly provided in this Amendment, all of the terms and provisions of the Existing Agreement are and will remain in full force and effect and are hereby ratified and confirmed by the Parties. Without limiting the generality of the foregoing, the amendment contained herein will not be construed as an amendment to or waiver of any other provision of the Existing Agreement or as a waiver of or consent to any further or future action on the part of either Party that would require the waiver or consent of the other Party. On and after the Effective Date, each reference in the Existing Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference to the Existing Agreement in any other agreements, documents or instruments executed and delivered pursuant to, or in connection with, the Existing Agreement will mean and be a reference to the Existing Agreement as amended by this Amendment.

4. Miscellaneous.

(a) This Amendment shall inure to the benefit of and be binding upon each of the Parties and each of their respective successors and assigns.

(b) The headings in this Amendment are for reference only and do not affect the interpretation of this Amendment.

(c) This Amendment may be executed in counterparts, each of which is deemed an original, but all of which constitutes one and the same agreement. Delivery of an executed counterpart of this Amendment electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Amendment.

(d) This Amendment constitutes the sole and entire agreement of the Parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to such subject matter.

(e) Each Party shall pay its own costs and expenses in connection with this Amendment (including the fees and expenses of its advisors, accounts and legal counsel).

[SIGNATURE PAGE TO FOLLOW]

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IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

RDA EQUITIES, LLC

By:	/s/ Ralph Amato
Name:	Ralph Amato
Title:	Managing Member

SELLING STOCKHOLDERS

/s/ Hrant Isbeceryan
Hrant Isbeceryan

/s/ David Lewis Richardson
David Lewis Richardson

/s/ Evan Michael Hershfield
Evan Michael Hershfield

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